March 31, 2023

Davenport Balanced Income Fund (DBALX)

Supplement to the Summary Prospectus Dated August 1, 2022,

as Supplemented January 1, 2023

Effective March 31, 2023, management of the equity portion of the Davenport Balanced Income Fund (the “Fund”) transitioned from a committee structure to a dedicated portfolio management team structure and Michael S. Beall, CFA, Adam Bergman, CFA, and George L. Smith, III, CFA, were appointed to serve as the Fund’s equity portfolio managers. Prior to March 31, 2023, Mr. Smith and Mr. Beall managed the equity portion of the Fund, along with the other members of the Advisor’s Investment Policy Committee. William B. Cleland, CFP, Kevin J. Hopkins, Jr., CFA, and Christopher T. Kelley continue to manage the Fund’s fixed income investments.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for managing the Fund.

Name	Portfolio Responsibility	Title with the Advisor	Length of Service to the Fund
Michael S. Beall, CFA	Equity	Executive Vice President & Director	Since inception (2015)
Adam Bergman, CFA	Equity	Senior Vice President	Since 2023
William B. Cleland, CFP	Fixed Income	Vice President	Since 2021
Kevin J. Hopkins, Jr., CFA	Fixed Income	Vice President	Since 2020
Christopher T. Kelley	Fixed Income	Vice President	Since inception (2015)
George L. Smith, III, CFA	Equity	Senior Vice President & Director	Since inception (2015)

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You may obtain copies of the Prospectuses and Statement of Additional Information for The Davenport Funds free of charge on the Funds’ website at www.investdavenport.com, by calling toll-free 1-800-281-3217, or by writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

This Supplement replaces a previous Supplement

Please retain it with your records